Intangible assets	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Intangible assets

13. Intangible assets

	Year Ended June 30
(US dollars in thousands)	2024	2023	2022
Goodwill	1,635	17,697	18,269
Other intangible assets	13,600	24,478	21,308
Total	15,235	42,175	39,577

a)	Goodwill

	Year Ended June 30
(US dollars in thousands)	2024	2023	2022
As at July 1	17,697	18,269	25,794
Reclassification to held for sale assets	-	-	(5,289)
Impairment losses	(16,124)	-	-
Foreign exchange	62	(572)	(2,236)
Carrying value	1,635	17,697	18,269

b)

The carrying amounts of goodwill by Cash Generating Unit (“CGU”) are as follows:

	Year Ended June 30
(US dollars in thousands)	2024	2023	2022
Aevitas O Holdings Limited (allocated to the Critical Power Services segment)	-	6,946	7,222
VivoPower Pty Ltd (allocated to the Solar Development segment)	-	9,091	9,451
Tembo (allocated to the Electric Vehicle segment)	1,635	1,660	1,595
Total	1,635	17,697	18,269

The Group conducts impairment tests on the carrying value of goodwill and intangibles annually, or more frequently if there are any indications that goodwill might be impaired. The recoverable amount of the Cash Generating Unit (“CGU”) to which goodwill has been allocated is determined from value in use calculations. The key assumptions in the calculations are the discount rates applied, expected operating margin levels and long-term growth rates. Management estimates discount rates that reflect the current market assessments while margins and growth rates are based upon approved budgets and related projections.

The Group prepares cash flow forecasts using the approved budgets for the coming fiscal year and management projections for the following two years. Cash flows are also projected for subsequent years as management believe that the investment is held for the long term. These budgets and projections reflect management’s view of the expected market conditions and the position of the CGU’s products and services within those markets.

Following the sale of Kenshaw Electric on July 2nd 2024, the CGU represented by Aevitas (being Critical Power Services) was written off as no longer being capable of being recovered from ongoing operations.

With the sale of Kenshaw and the writing off of all goodwill and intangibles, it was then required to affect a similar write-off of the goodwill and intangibles held by VivoPower Pty Ltd (PTY) as also no longer capable of being recovered. On July 5, 2024 following a detailed internal review of PTY it was decided to place it into Voluntary Administration, hence requiring the final write off of all PTY’s goodwill and intangibles held in other subsidiaries.

The intangibles represented by Tembo e-LV and its subsidiaries was assessed to have a value in excess of its carrying value. Key assumptions used in the assessment of impairment were discount rate based on the weighted average cost of capital of 13.7% (June 30, 2023: 12%, June 30, 2022: 12%) and an EBITDA compound average annual growth rate (CAGR) of 283% over the next 5 years. We have conducted a discounted cashflow for the impairment testing model; we have not included the terminal value in our analysis. Growth rates reflect the commencement of planned series production at volume during the 5 year period, as the product development project is completed for the current variant, to meet customer demand per sales agreements of over 15,000 units with major international distribution partners, including Access Industriel, Bodiz Automotive LLC., GHH Mining Machines, Fource Maline, Cheetah EV etc.

We conducted a sensitivity analysis to assess the impact of changes in key assumptions on the impairment testing outcome for Tembo. In this analysis, we considered a 5% increase in the discount rate (WACC) and a 50% reduction in the compound annual growth rate (CAGR). The results indicate that, even with these adjusted assumptions, no impairment would need to be recognised. The analysis further revealed that an impairment would only be triggered if the CAGR falls below 71% at a WACC of 18.2%.

In reviewing past performance and lack of Revenues we have analyzed the following;

●	Supply Chain issues relating to limited cash flows to procure components
●	Staffing issues relating to the changing nature of our R&D activities
●	Moving from Design to Test and potential rework
●	Customer appetite to place orders and commit
●	Customer acceptance of our revised Terms of Trade
●	Now aligned with what other EV Conversion Kits suppliers are requiring
●	Supplier’s capability to deliver the volumes we believe we can sell
●	Tembo’s ability to train and support the early adopters of our kits

The CGU represented by Caret active solar projects (TX75 and TX341) was assessed to have a value in excess of its carrying value and hence no further adjustments to capitalized development costs were considered necessary. Other sites were discontinued during the year and their carrying value is impaired.

(b)	Other intangible assets

(US dollars in thousands)	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other Intangible Assets	Total Intangible Assets
Cost
At June 30, 2021	5,781	3,028	4,484	11,744	513	169	25,719
Foreign exchange	(542)	(271)	(376)	-	(63)	(13)	(1,265)
Additions	-	-	-	878	3,355	19	4,252
Disposals	-	(9)	-	-	-	-	(9)
Reclass to Assets held for sale	(2,687)	(1,385)	-	-	-	-	(4,072)
At June 30, 2022	2,552	1,363	4,108	12,622	3,805	175	24,625
Foreign exchange	4	(25)	(157)	-	302	(1)	123
Additions	-	-	-	103	3,725	29	3,857
Disposals	-	-	-	(47)	-	-	(47)
At June 30, 2023	2,556	1,338	3,951	12,678	7,832	203	28,558
Foreign exchange	(9)	1	25	-	(112)	-	(95)
Additions	-	-	-	13	3,966	-	3,979
At June 30, 2024	2,547	1,339	3,976	12,691	11,686	203	32,442

Amortization and Impairment	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2021	2,158	855	1,368	-	18	169	4,568
Foreign exchange	(208)	(79)	(115)	-	(2)	(13)	(417)
Amortization	405	181	274	-	-	-	860
Disposals	-	-	-	-	-	-	-
Reclass to Assets held for sale	(1,232)	(462)	-	-	-	-	(1,694)
At June 30, 2022	1,123	495	1,527	-	16	156	3,317
Foreign exchange	(1)	(8)	(61)	-	2	-	(68)
Amortization	385	137	266	-	43	-	831
Disposals	-	-	-	-	-	-	-
At June 30, 2023	1,507	624	1,732	-	61	156	4,080
Foreign exchange	(6)	(1)	19	-	(3)	-	9
Amortization and impairment	680	626	2,225	11,188	34	-	14,753
At June 30, 2024	2,181	1,249	3,976	11,188	92	156	18,842

Net book value	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2022	1,429	868	2,581	12,622	3,789	19	21,308
At June 30, 2023	1,049	714	2,219	12,678	7,771	47	24,478
At June 30, 2024	366	90	-	1,503	11,594	47	13,600

Customer relationships and trade names have an average remaining period of amortization of 3 years and 3 years respectively. Solar projects and electric vehicle product development costs are incomplete and not generating revenue and therefore are not amortized in FY24.

Additions for the year comprise $4.0 million electric vehicle product development costs in Tembo and $0.01 million of solar project development costs in Caret.